UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2025
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BILL Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39149	83-2661725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, Suite 100 San Jose, California		95002
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 621-7700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	BILL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 12, 2025, the Board of Directors (the “Board”) of BILL Holdings, Inc. (the “Company”) appointed Keri Gohman, 48, and Dan Wernikoff, 53, to serve as directors of the Company, effective as of January 15, 2025. Ms. Gohman and Mr. Wernikoff (the “Directors”) will both serve as Class I directors, whose terms will expire at the Company’s 2026 annual meeting of stockholders and until such Director’s successor shall have been duly elected and qualified, or until such Director’s earlier death, resignation, disqualification, or removal. Ms. Gohman will serve on the Audit Committee of the Board and the Compliance and Payments Operations Risks subcommittee thereof, and Mr. Wernikoff will serve on the Compensation Committee of the Board.
Ms. Gohman has served as Board Member and Advisor to CARET, a legal practice management platform, since August 2024. She previously served as Chief Executive Officer of CARET from February 2022 to July 2024. Prior to CARET, Ms. Gohman served as a Partner at Bain Capital Ventures, a technology investment firm, from September 2019 to January 2022. From November 2016 to August 2019, Ms. Gohman held various roles, most recently serving as Chief Platform Business Officer, at Xero Limited, a cloud-based accounting software provider for small and midsize businesses. Ms. Gohman holds a B.A. from Liberty University and an MBA from Lynchburg College.

Mr. Wernikoff served as Chief Executive Officer of LegalZoom.com, Inc., an online legal technology and services company, from September 2019 to July 2024. From 2003 to October 2018, he held various roles at Intuit, Inc., a financial software company, including serving as Executive Vice President and General Manager of both the small business and the consumer groups. Mr. Wernikoff holds a B.A. from Miami University and an MBA from the University of Pittsburgh.

There is no arrangement or understanding between the Directors and any other person pursuant to which the Directors were selected. Neither of the Directors has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Directors will enter into the Company’s standard form of Indemnification Agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on November 15, 2019 (File No. 333-234730).

In addition, on January 9, 2025, each of Peter Kight and Scott Wagner notified the Board of their intent to retire from the Board, effective January 15, 2025. Following his retirement from the Board, Mr. Kight will continue to serve in a non-voting, advisory capacity as Director Emeritus. Mr. Kight’s and Mr. Wagner’s retirements were not a result of any disagreement with the Company over any of its operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BILL HOLDINGS, INC.

Date:	January 15, 2025	By:	/s/ Raj Aji
Raj Aji Chief Legal Officer, Chief Compliance Officer, and Secretary